Prospectus


Victory Institutional Funds

Institutional
Diversified Stock Fund




www.VictoryConnect.com
866-689-6999


March 30, 2005

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


Victory
Institutional Funds
LOGO(R)

The Victory Institutional Funds

Institutional
Diversified Stock Fund

Cusip#: 92646A864
Ticker: VIDSX


Key to Financial Information


Objective and Strategies

The goals and the strategies that the Fund plans to use to pursue its investment objective.


Risk Factors

The risks you may assume as an investor in the Fund.


Expenses

The costs you will pay, directly or indirectly, as an investor in the Fund, including ongoing expenses.


Shares of the Fund are:

     o    Not insured by the FDIC;

     o Not deposits or other obligations of, or guaranteed by KeyBank, any of its affiliates, or any other bank;

     o Subject to possible investment risks, including possible loss of the amount invested.




                              Table of Contents

Risk/Return Summary                                                   1
An analysis which includes the investment objective, principal strategies, principal risks, performance, and expenses.

Investments                                                           4

Risk Factors                                                          5

Share Price                                                           6

Dividends, Distributions, and Taxes                                   7

Investing with Victory                                                9
      o How to Buy Shares                                            10
      o How to Sell Shares                                           11

Organization and Management of the Fund                              12

Composite Performance                                                13

Additional Information                                               14

Risk/Return Summary


Introduction

This Prospectus explains what you should know about the Institutional Diversified Stock Fund (the Fund). Before you invest, please read it carefully.


Investment Objective

The Fund seeks to provide long-term growth of capital.


Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.

     The Adviser seeks to invest in both growth and value securities.

     o Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

     o Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

     In making investment decisions, the Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer's underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

     Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowings for investment purposes.

     There is no guarantee that the Fund will achieve its objectives.


Victory Capital Management Inc., which we will refer to as the "Adviser" throughout this Prospectus, manages the Fund.

Please read this Prospectus before investing in the Fund and keep it for future reference. An investment in the Fund is not a complete investment program.

Principal Risks

You may lose money by investing in the Fund. The Fund's net asset value, yield and/or total return may be adversely affected if any of the following occurs:

     o    The market value of the Fund's portfolio securities declines.

     o Growth stocks fall out of favor because the companies' earnings growth does not meet expectations.

     o    Value stocks fall out of favor relative to growth stocks.

     o The portfolio manager does not execute the Fund's principal investment strategies effectively.

     o    A company's earnings do not increase as expected.

     The principal risks summarized above are more fully described in "Risk Factors."

     An investment in the Fund is not a deposit of KeyBank National Association or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.


Who May Want to Invest in the Fund

     o Investors willing to accept the risk of price and dividend fluctuations

     o Investors willing to accept higher risk in return for higher potential returns

     o    Investors with long-term financial goals

Fees And Expenses

No load or sales commission is charged to investors in the Fund. You will, however, incur expenses for investment advisory and administrative services, which are included in the Fund's expense ratio.


Minimum Investment

The minimum initial investment is $5,000,000. The Fund is also available for purchase by retirement plans, including Section 401 and 457 Plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans with aggregate plan assets greater than $50,000,000. The Fund will consider a lower initial investment if, in the opinion of Victory Capital Advisers, Inc., the investor has the adequate intent and availability of assets to reach a future level of investment of $5,000,000.

Investment Performance

No performance information is presented as the Fund is new.


Fund Expenses

This section describes the fees and expenses that you may pay if you invest in shares of the Fund.


Shareholder Transaction Expenses
(paid directly from your investment)

Maximum Sales Charge Imposed on Purchases               NONE
(as a percentage of offering price)

Maximum Deferred Sales Charge                           NONE
(as a percentage of the lower
of purchase or sale price)

Maximum Sales Charge Imposed
on Reinvested Dividends                                 NONE

Redemption or Exchange Fees                             NONE


Annual Fund Operating Expenses
(deducted from Fund assets)

Management Fees                                        0.50%

Distribution (12b-1) Fees                               NONE

Other Expenses(1)                                      0.28%

Total Fund Operating Expenses                          0.78%

Fee Waiver/
Expense Reimbursement                                  0.08%

Net Expenses(2),(3)                                    0.70%

(1) Other expenses are based upon estimated amounts for the current fiscal year.

(2) The Adviser has contractually agreed to waive its management fee, or to reimburse expenses, as allowed by law, so that the net operating expenses of the Fund do not exceed 0.70% until at least April 1, 2006.

(3) The Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Fund for any period during which this waiver or reimbursement is in effect does not exceed 0.64%. This voluntary waiver/reimbursement may be terminated at any time. In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund's total operating expenses, BISYS Fund Services Ohio, Inc. (the Fund's administrator) or any of the Fund's other service providers may voluntarily waive its fees in order to reduce the Fund's total operating expenses.

EXAMPLE: The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 Year    3 Years     5 Years    10 Years
                 $72      $241        $425        $959

Investments

The following describes some of the types of securities the Fund may purchase under normal circumstances to achieve its investment objective. The Fund will not necessarily buy all of the securities listed below.

     For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

     For a more complete description of the types of securities in which the Fund may invest, see the Statement of Additional Information (SAI).


U.S. Equity Securities.

Can include common stock and securities that are convertible or exchangeable into common stock of U.S. corporations.


Equity Securities of Foreign Companies Traded on U.S. Exchanges.

Can include common stock, and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).


Investment Companies.

The Fund may invest in securities of other investment companies, including unit investment trusts and exchange traded funds, if those companies invest in securities consistent with the Fund's investment objective and policies.


Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30th) and its fiscal year (October 30th) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the SEC by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund's website, www.VictoryConnect.com, and on the SEC's website, www.sec.gov.

     The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website, www.sec.gov.

     The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund's website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month.

     The Statement of Additional Information describes the policies and procedures that relate to the disclosure of the Fund's portfolio holdings.

Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund.


General risks:

     o Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

     o Manager risk is the risk that the Fund's portfolio manager may implement its investment strategy in a way that does not produce the intended result.


Risk associated with investing in equity securities:

     o Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company's assets.


An investment in the Fund is not a complete investment program.


It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Share Price

The Fund calculates its share price, called its "net asset value" (NAV), each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange (NYSE), whichever time is earlier. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open.

     The value of the Fund's securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares if the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares.

     The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

     o    trading in the security has been halted;

     o the market quotation for the security is clearly erroneous due to a clerical error;

     o the security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

     o an event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

     The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. Also, the use of fair value pricing may not reflect a security's actual market value in light of subsequent relevant information, such as the security's opening price on the next trading day. The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares.

        Total Assets-Liabilities
NAV = ----------------------------
      Number of Shares Outstanding

     You can find the Fund's net asset value each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until the Fund reaches a specific number of shareholders or level of assets. You may also find the Fund's net asset value by calling 866-689-6999 or by visiting the Fund's website at www.VictoryConnect.com.


The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own gives you the value of your investment.


Market Timing

The Victory Institutional Funds discourage frequent purchases and redemptions of Fund shares ("market timing"). We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, whether you combine your trades with a group of shareholders, or whether you placed your order through a securities dealer or financial intermediary.

     Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

     The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

     o Employ "fair value" pricing, as described in this prospectus under "Share Price," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

     o Monitor for suspected market timing activity based on "round trip" transaction history, that is, the redemption of a Victory Institutional Fund and subsequent purchase of the same Fund. Any account with a history of round trips is suspected of market timing.

     With respect to suspected market timing by investors who acquire Fund shares directly through the Transfer Agent or for whom sufficient identifying information is disclosed to the Fund, the Fund may suspend the trading privileges (other than redemption of Fund shares) of:

     o    Any account with a single round trip within a 30-day period; or

     o    Any account with two round trips within 90 days.

     With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third party administrators and insurance companies), the Fund will request that the intermediary review underlying account activity for round trip exchanges. To the extent that the intermediary has identified suspected market timing activity, the Fund will instruct the intermediary to suspend the customer account in accordance with the criteria described above for direct or disclosed Fund investors.


Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.

     Ordinarily, the Fund declares and pays dividends quarterly.


Distributions can be received in one of the following ways.


      REINVESTMENT OPTION

      You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.


      CASH OPTION

      A check will be mailed to you no later than seven days after the dividend payment date.


      INCOME EARNED OPTION

      You can automatically reinvest your dividends in additional shares of the Fund and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Buying a Dividend.

You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information about Taxes

The Fund pays no federal income tax on the earnings and capital gains it distributes to shareholders.

     o Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.

     o Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares of the Fund. They also may be subject to state and local taxes.

     o Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

     o Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

     o Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

     o The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

     o You should review the more detailed discussion of federal income tax considerations in the SAI.


The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

INVESTING WITH VICTORY

The sections that follow will serve as a guide to your investments in the Fund. You can download the account application form from www.VictoryConnect.com by logging on to the secure site, clicking on Institutional Clients, Products & Services, Victory Institutional Funds. For more information on how to access account information and/or applications electronically, please call Victory Institutional Funds Customer Service at 866-689-6999 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

     We want to make it simple for you to do business with us. If you have questions about any of this information, please call one of our customer service representatives at 866-689-6999. They will be happy to assist you.

All you need to do to get started is to fill out an application.


Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

     As a result, the Fund must obtain the following information for each person who opens a new account:

o    Name;

o    Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o Social security number, taxpayer identification number, or other identifying number.

     You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.


Distribution Expenses

     The Adviser (and its affiliates) may make substantial payments to affiliated and unaffiliated dealers or other financial intermediaries and service providers, including McDonald Investments Inc. (an affiliate of the Adviser), for distribution, administrative and/or shareholder servicing activities, out of its own resources, including the profits from the advisory fees the Adviser receives from the Fund. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, those types of payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of the Fund or other Victory Institutional Funds to its customers. More information about these payments is contained in the SAI. You should ask your dealer or financial intermediary for more details about any such payments it receives.

How to Buy Shares

Once the Fund has received a completed application, you can buy shares through a financial intermediary or through the Fund. All you need to do to get started is to fill out an application.

     If your purchase request is received in good order and accepted by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your purchase will be processed the same day using that day's share price. You must call the Transfer Agent to obtain proper wiring instructions, including a reference number. You cannot purchase your shares at www.VictoryConnect.com.


Keep this information handy for purchases or redemptions.


BY WIRE

The Transfer Agent does not charge a wire fee, but your originating bank or intermediary may charge a fee. Financial intermediaries may impose other restrictions as to account minimums, fees or cut-off time for purchase requests. You must always call 866-689-6999 and obtain a reference number BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions. Your purchase request must include proper wire instructions, the reference number, your account number and both the Fund number and Fund name. Transmit your investment to:

The Bank of New York
Institutional Diversified Stock Fund


BY TELEPHONE

866-689-6999


Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase or redemption. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.


All purchases must be made by Federal Funds wire. The Fund may reject any purchase order in its sole discretion. You may only buy fund shares legally available in your state. If your account falls below the $5,000,000 minimum amount, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

How to Sell Shares

There are a number of convenient ways to sell your shares.


To sell your shares call 866-689-6999. If your request is received in good order by 4:00 p.m. Eastern Time or the close of regular trading on the NYSE (whichever time is earlier), your redemption will be processed the same day. If you call by 4:00 p.m. Eastern Time, your funds will be wired on the next business day. Financial intermediaries may impose other restrictions as to account minimums, fees, wire changes or cut-off times for redemption requests. You cannot redeem your shares at www.VictoryConnect.com.

     The Transfer Agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the Transfer Agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, neither Victory, its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If the Transfer Agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

     If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.


Additional Information about Redemptions

     o The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. The Fund may postpone payment of redemption proceeds for up to seven calendar days at any time.

     o If you request a complete redemption your Fund will include any dividends accrued with the redemption proceeds.

     o The Fund may suspend your right to redeem your shares in the following circumstances:

          o    During non-routine closings of the NYSE;

          o When the Securities and Exchange Commission (SEC) determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

          o When the SEC orders a suspension to protect the Fund's shareholders.

     o The Fund reserves the right to pay a portion "in kind," that is, in portfolio securities rather than cash.

Organization and Management of the Fund


Management

The Fund, along with the Institutional Liquid Reserves Fund, comprise The Victory Institutional Funds. The Board of Trustees of The Victory
Institutional Funds has the overall responsibility for the management of the Fund.


The Investment Adviser

The Fund has an Advisory Agreement with Victory Capital Management Inc.
(the Adviser). The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2004, the Adviser and its affiliates managed assets totaling in excess of $53 billion for individual and institutional clients. The Adviser's address is 127 Public Square, Cleveland, Ohio 44114.

     The Adviser will be paid a management fee, before waivers, at an annual rate equal to 0.60% of the average daily net assets of the Fund.


Portfolio Management

Lawrence G. Babin is the lead portfolio manager, Paul D. Danes is the portfolio manager and Carolyn M. Rains is the associate portfolio manager of the Fund. Mr. Babin has been the portfolio manager of the Fund since its inception. A Chartered Financial Analyst Charter Holder, Mr. Babin is a Chief Investment Officer and Senior Managing Director of the Adviser and has been with the Adviser or an affiliate since 1982. Mr. Danes has been a portfolio manager of the Fund since its inception. He is a Senior Portfolio Manager and Managing Director with the Adviser and has been associated with the Adviser or an affiliate since 1987. Ms. Rains is a Portfolio Manager and Managing Director of the Adviser and has been with the Adviser or an affiliate since 1998. She has been portfolio manager or associate portfolio manager of the Fund since its inception.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Composite Performance


Performance of Other Comparable Victory Funds and Accounts

The Adviser also manages other registered funds and separate accounts with investment objectives, policies and strategies that are substantially similar to those of the Fund. Below you will find information about the prior performance of the Victory Diversified Stock Composite (the Composite). The Composite consists of two registered investment companies (the Diversified Stock Fund series of The Victory Portfolios, marketed primarily to retail investors, and the Diversified Stock Fund series of The Victory Variable Insurance Funds, offered as an investment option under insurance company variable contracts) and all or substantially all of the separate accounts that invest primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies. The Composite represented assets of $5.9 billion as of December 31, 2004.

     During the periods shown, the separate accounts were not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code that must be complied with by the Fund and that, if applicable, might have adversely affected the performance results of the Composite.

     The performance of the Composite does not represent the past performance of the Fund and is not an indication of the future performance of the Fund. You should not assume that the Fund will have the same performance as the Composite. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, expenses, asset sizes, and cash flows. The separate accounts in the Composite generally have lower expenses and are sold through different distribution channels than the Fund. If the Fund's expenses were used in calculating the information presented below, the performance results would have been lower.

     The following information illustrates the changes in the performance of the Composite from year to year, and compares that performance to the performance of a market index over various periods of time. The performance information shown below reflects the expenses of the funds and separate accounts that comprise the Composite. The investment results of the Composite presented below are unaudited. The returns for the funds in the Composite reflect applicable sales charges. The returns for the separate accounts included in the Composite were calculated in accordance with the standards specified by the Association for Investment Management and Research ("AIMR"). AIMR standards for calculating total return differ from the standards required by the Securities and Exchange Commission for calculating average annual total return.


                     Victory Diversified Stock Composite

Calendar Year Total Returns

1995         36.57
1996         25.98
1997         29.57
1998         24.38
1999         22.21
2000          2.47
2001          2.04
2002        -21.94
2003         36.97
2004         11.53


Highest/lowest quarterly results during this time period were:

Highest    19.92% (quarter ended June 30, 2003)

Lowest    -18.91% (quarter ended September 30, 2002)


Average Annual Total Returns
(For the Periods ended
December 31, 2004)                1 Year    5 Years    10 Years

Victory Diversified Stock
Composite                         10.82%     3.84%      14.77%

S&P 500 Index                     10.88%    -2.30%      12.07%
(Index returns reflect
no deduction for fees,
expenses, or taxes)

Additional Information

Some additional information you should know about the Fund.


Fund Classes

At some future date, the Fund may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.


Performance

The Fund may advertise its performance by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Advertising information may include the yield and effective yield of the Fund, and the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Yield and total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.


Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling the Fund at 866-689-6999, and they will be delivered promptly.


Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), an affiliate of BISYS
Fund Services, Inc., located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as distributor for the continuous offering of the Fund's shares. The Distributor is not affiliated with the Adviser.

     Bank of New York, One Wall Street, 4th Floor, New York, New York 10286, serves as the custodian of the Fund's investments and cash and settles trades made by the Fund.

     BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as administrator to the Fund.

     BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the transfer agent, fund accountant and dividend disbursing agent for the Fund.

     PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Fund.

     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, NY 10022, serves as legal counsel to the Fund.


       If you would like to receive additional copies of any materials, please call the Fund at

                                866-689-6999.

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Victory Institutional Funds Privacy Policy


Protecting the Privacy of Information

The Victory Institutional Funds respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

     We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

     To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*


*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Institutional Funds do not share information with other companies for purposes of marketing solicitations for products other than The Victory Institutional Funds. Therefore, The Victory Institutional Funds do not provide opt-out options to their shareholders.


                       [Not a part of this Prospectus]

The Victory Institutional Funds
P.O. Box 182659
Columbus, OH 43218-2659


If you would like a free copy of the Statement of Additional Information or would like to request other information regarding the Fund, you can call or write the Fund.


Statement of Additional Information (SAI)

Contains more details describing the Fund and its policies. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated by reference in this Prospectus.


Annual and Semi-annual Reports

Provide additional information about the Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain copies of the SAI or more information at no charge, please call the Fund at

866-689-6999.


How to Obtain Information


By telephone: Call the Fund at 866-689-6999.


By mail:

      The Victory Institutional Funds
      P.O. Box 182659
      Columbus, OH 43218-2659

You also may obtain copies of materials from the SEC's Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).


The securities described in this Prospectus and the SAI are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.


Victory
Institutional Funds
LOGO(R)

Investment Company Act File Number 811-21564

VIF-IDS-PRO (3/05)

                       STATEMENT OF ADDITIONAL INFORMATION

                         THE VICTORY INSTITUTIONAL FUNDS

                      Institutional Diversified Stock Fund

                                 March 30, 2005

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus of the Institutional Diversified Stock Fund (the "Fund"), as amended or supplemented from time to time. The prospectus is dated March 30, 2005. This SAI is incorporated by reference in its entirety into the prospectus. Copies of the prospectus may be obtained by writing the Victory Funds at P.O. Box 182593 Columbus, Ohio 43218-2593, or by calling toll free 800-539-FUND (800-539-3863).

INVESTMENT ADVISER                 DIVIDEND DISBURSING AGENT and SERVICING AGENT
Victory Capital Management Inc.    BISYS Fund Services Ohio, Inc.

ADMINISTRATOR                      CUSTODIAN
BISYS Fund Services, Inc.          Bank of New York

DISTRIBUTOR                        INDEPENDENT REGISTERED ACCOUNTING FIRM
Victory Capital Advisers, Inc.     PricewaterhouseCoopers LLP

TRANSFER AGENT                     COUNSEL
BISYS Fund Services Ohio, Inc.     Kramer Levin Naftalis & Frankel LLP

                                Table of Contents
                                                                         Page
General Information........................................................1
Investment Objectives, Policies and Limitations............................1
Instruments in Which the Fund Can Invest...................................3
   Corporate and Short-Term Obligations....................................3
   Receipts................................................................5
   Investment Grade and High Quality Securities............................5
   Loans and Other Direct Debt Instruments.................................6
   U.S. Government Securities..............................................6
   Mortgage-Backed Securities..............................................6
   Foreign Investments.....................................................9
   Other Investments......................................................10
Investment Strategies.....................................................11
Determining Net Asset Value ("NAV") and Valuing Portfolio Securities......13
Performance...............................................................14
Additional Purchase and Redemption Information............................17
Dividends and Distributions...............................................18
Taxes.....................................................................18
Trustees and Officers.....................................................25
Advisory and Other Contracts..............................................30
Additional Information....................................................38
Appendix A -- Description of Security Ratings ..........................A-1
Appendix B -- Proxy Voting Policies and Procedures......................B-1

                       STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.

The Victory Institutional Funds (the "Trust") was organized as a Delaware statutory trust on August 1, 2003. The Trust is an open-end management investment company consisting of two series of units of beneficial interest ("shares"). In addition to the Fund, the Trust also offers the Institutional Liquid Reserves Fund, which is described in a separate SAI.

Much of the information contained in this SAI expands on subjects discussed in the prospectus. Capitalized terms not defined herein are used as defined in the prospectus. No investment in shares of the Fund should be made without first reading the prospectus.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS.

Investment Objectives.

The Fund's investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Limitations.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote. The Fund may, following notice to its shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the prospectus.

The Fund's  classification  and  sub-classification  is a matter of  fundamental
policy.   The  Fund  is  classified  as  an  open-end   investment  company  and
sub-classified as a diversified investment company.

The following policies and limitations supplement the Fund's investment policies set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the Investment Company Act of 1940, as amended (the "1940 Act")). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees of the Trust (the "Board" or the "Trustees") will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Fund. The following investment restrictions are fundamental and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities.

1.       Senior Securities.

The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.

2.       Underwriting.

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

3.       Borrowing.

The Fund may not borrow money, except that as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authority having jurisdiction.

4.       Real Estate.

The Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. This restriction shall not prevent the Fund from investing in real estate operating companies and shares of companies engaged in other real estate related businesses.

5.       Lending.

The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction.

6.       Commodities.

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.       Concentration.

The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authority having jurisdiction. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

Non-Fundamental Investment Policies and Limitations.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board. Changing a non-fundamental restriction does not require a vote of the holders of a majority of the Fund's outstanding voting securities.

1.       Illiquid Securities.

The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and, in the usual course of business, at approximately the price at which the Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.       Short Sales and Purchases on Margin.

The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

3.       Other Investment Companies.

The Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a "fund of funds."

INSTRUMENTS IN WHICH THE FUND CAN INVEST.

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with their investment objective, policies and limitations, including certain transactions the Fund may make and strategies they may adopt. The Fund's investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the prospectus and this SAI. The following also contains a brief description of the risk factors related to these securities. The Fund may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the prospectus and this SAI.

Corporate and Short-Term Obligations.

U.S. Corporate Debt Obligations include bonds, debentures and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities and stripped government securities. Bonds, notes and debentures in which the Fund may invest may differ in interest rates, maturities and times of issuance. The market value of the Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise.
Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by nationally recognized statistical rating organizations ("NRSROs") in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of the Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value per share ("NAV").

Convertible and Exchangeable Debt Obligations. A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible debt obligations are usually senior to common stock in a corporation's capital structure, but usually are subordinate to similar non-convertible debt obligations. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company. Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible debt obligation also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligation or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund's total assets invested in true and synthetic convertibles.

Preferred Stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights and preferred stocks typically do not have voting rights. The Fund may invest up to 35% of its total assets in preferred stocks.

Real Estate Investment Trusts ("REITs") are corporations or business trusts that invest in real estate, mortgages or real estate-related securities. REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest in and own real estate properties. Their revenues come principally from rental income of their properties. Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio. Mortgage REITs deal in investment and ownership of property mortgages. These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages. The Fund may invest up to 25% of its total assets in REITs.

Short-Term Corporate Obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs. Corporate bonds in which the Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

Demand Features. The Fund may acquire securities that are subject to puts and standby commitments ("demand features") to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers' Acceptances are negotiable drafts or bills of exchange, typically drawn by an importer or exporter to pay for specific merchandise, that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Bank Deposit Instruments. CDs are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. The Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the "FDIC") or the Savings Association Insurance Fund.

Eurodollar Obligations. Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States. Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

Yankee CDs are issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States. The Prime Obligations Fund may invest in Yankee CDs without limit.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Board to present minimal credit risks and to be of comparable quality to instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of each NRSRO see Appendix A to this SAI.

Short-Term Funding Agreements (sometimes referred to as guaranteed interest contracts or "GICs") issued by insurance companies. Pursuant to such agreements, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index. The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in the Fund that are not readily marketable, will not exceed 15% of the Fund's net assets. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Receipts.

Receipts are separately traded interest and principal component parts of bills, notes and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as "separately traded registered interest and principal securities" ("STRIPS") and "coupon under book entry safekeeping" ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury receipts ("TRs"), Treasury investment growth receipts ("TIGRs") and certificates of accrual on Treasury securities ("CATS"). The Fund may invest up to 20% of its total assets in receipts.

Investment Grade and High Quality Securities.

The Fund may invest in "investment grade" obligations that are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in Appendix A to this SAI. "High-quality" short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's ("S&P") or "P-1" or "P-2" by Moody's Investors Service ("Moody's")) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Board.

Loans and Other Direct Debt Instruments.

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

U.S. Government Securities.

U.S. Government Securities are obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund may invest up to 20% of its total assets in U.S. government securities.

Wholly Owned Government Corporations include: (A) the Commodity Credit Corporation; (B) the Community Development Financial Institutions Fund; (C) the Export-Import Bank of the United States; (D) the Federal Crop Insurance Corporation; (E) Federal Prison Industries, Incorporated; (F) the Corporation for National and Community Service; (G) GNMA; (H) the Overseas Private Investment Corporation; (I) the Pennsylvania Avenue Development Corporation; (J) the Pension Benefit Guaranty Corporation; (K) the Rural Telephone Bank until the ownership, control and operation of the Bank are converted under section 410(a) of the Rural Electrification Act of 1936 (7 U.S.C. 950(a)); (L) the Saint Lawrence Seaway Development Corporation; (M) the Secretary of Housing and Urban Development when carrying out duties and powers related to the Federal Housing Administration Fund; (N) the Tennessee Valley Authority ("TVA"); (O) the Panama Canal Commission; and (P) the Alternative Agricultural Research and Commercialization Corporation.

The Tennessee Valley Authority, a federal corporation and the nation's largest public power company, issues a number of different power bonds, quarterly income debt securities ("QUIDs") and discount notes to provide capital for its power program. TVA bonds include: global and domestic power bonds, valley inflation-indexed power securities, which are indexed to inflation as measured by the Consumer Price Index; and put-able automatic rate reset securities, which are 30-year non-callable securities. QUIDs pay interest quarterly, are callable after five years and are due at different times. TVA discount notes are available in various amounts and with maturity dates less than one year from the date of issue. Although TVA is a federal corporation, the U.S. government does not guarantee its securities, although TVA may borrow under a line of credit from the U.S. Treasury.

Mortgage-Backed Securities.

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities.

Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or at a discount. Among the U.S. government securities in which the Fund may invest are Government mortgage-backed securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund's shares. The Fund may invest up to 20% of its total assets in these securities.

         Federal Farm Credit Bank Securities. A U.S. government-sponsored institution, the Federal Farm Credit Bank ("FFCB") consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises. The FFCB sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities and adjustable rate securities through a national syndicate of securities dealers. Several dealers also maintain an active secondary market in these securities. FFCB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

         Federal Home Loan Bank Securities. Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, FHLB, created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution. FHLB securities are not guaranteed by the U.S. government, although FHLB may borrow under a line of credit from the U.S. Treasury.

         U.S.  Government  Mortgage-Backed  Securities.  Certain  obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities. Some such obligations, such as those issued by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of FNMA, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of FFCB or FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

GNMA is the principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC, which are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

         GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the

Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

The Fund may purchase construction loan securities, a form of GNMA certificate, that are issued to finance building costs. The funds are paid by the Fund and disbursed as needed or in accordance with a prearranged plan over a period as long as three years. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on the day after trade date and to segregate assets to cover its commitments on the day after trade date as well. When the Fund sells a construction loan security, the settlement of the trade is not completed as to any additional funds that are scheduled to be paid by the owner of the security until those payments are made, which may be as long as three years. During this period of time prior to settlement of the trade, the Fund's segregation of assets continues in the amount of the additional funds scheduled to be paid by the owner of the security. If the security fails to settle at any time during this period because the current owner fails to make a required additional payment of funds, the Fund could be subject to a loss similar to the loss that a seller normally is subject to upon the failed settlement of a security.

         FHLMC Securities. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates and collateralized mortgage obligations ("CMOs"). Participation Certificates resemble GNMA Certificates in that each Participation Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. FHLMC Gold Participation Certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. Although the FHLMC guarantee is not backed by the full faith and credit of the U.S. government, FHLMC may borrow under a line of credit from the U.S. Treasury.

         FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates ("FNMA Certificates") and CMOs. FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. Although the FNMA guarantee is not backed by the full faith and credit of the U.S. government, FNMA may borrow under a line of credit from the U.S. Treasury.

         SLMA Securities. Established by federal decree in 1972 to increase the availability of education loans to college and university students, SLMA is a publicly traded corporation that guarantees student loans traded in the secondary market. SLMA purchases student loans from participating financial institutions that originate these loans and provides financing to state education loan agencies. SLMA issues short- and medium-term notes and floating rate securities. SLMA securities are not guaranteed by the U.S. government, although SLMA may borrow under a line of credit from the U.S. Treasury.

         Collateralized Mortgage Obligations. Mortgage-backed securities also may include CMOs. CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. The Fund may invest up to 20% of its total assets in these securities.

         Non-Government Mortgage-Backed Securities. The Fund may invest in mortgage-related securities issued by non-government entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers, thereof will be considered in determining whether a non-government mortgage-backed security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets that in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be invested in illiquid securities.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under "Government Mortgage-Backed Securities." Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Foreign Investments.

The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs"). Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Unsponsored ADRs may involve additional risks. The Fund may invest up to 10% of its assets in these securities.

The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisers will be able to anticipate these potential events or counter their effects.

Other Investments.

Illiquid Investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of the Fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, non-government stripped fixed-rate mortgage-backed securities and securities that the Adviser determines to be illiquid. However, with respect to over-the-counter options the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the shares. The Fund may invest up to 20% of its total assets in these securities.

Participation Interests. The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. The Fund may invest up to 10% of its total assets in warrants.

Refunding Contracts. The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts generally provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract. When required by SEC guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.

Standby Commitments. The Fund may enter into standby commitments, which are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund may acquire standby commitments to enhance the liquidity of portfolio securities. Ordinarily, the Fund may not transfer a standby commitment to a third party, although they could sell the underlying municipal security to a third party at any time. The Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Fund; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Other Investment Companies. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Pursuant to an SEC exemptive order, the Fund may invest in the money market funds of the Trust.

Exchange Traded Funds ("ETFs") are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities that replicates, or is a representative sample of, a particular index and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF's underlying portfolio securities. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

         Risk Factors Associated with Investments in ETFs. ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that the Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case the Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline. An overall decline in stocks comprising an ETF's benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include the possibility that: (i) an ETF's distributions may decline if the issuers of the ETF's portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

INVESTMENT STRATEGIES.

The Fund's principal investment strategies are described in the prospectus. To carry out its investment strategy, the Fund may engage in one or more of the following activities:

Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, the Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, CDs and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks and repurchase agreements. (See "Foreign Investments" for a description of risks associated with investments in foreign securities.) These temporary defensive measures may result in performance that is inconsistent with the Fund's investment objective.

Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Board, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). The Fund may invest up to 20% of its total assets in repurchase agreements. Subject to the conditions of an exemptive order from the SEC, the Adviser may combine repurchase transactions among the Fund and other investment companies that it manages into a single transaction.

If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.

Reverse Repurchase Agreements. A Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Pursuant to such an agreement, the Fund would sell a portfolio security to a financial institution, such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will segregate assets (such as cash or liquid securities) consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Securities Lending Transactions. The Fund may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. KeyBank National Association, an affiliate of the Adviser ("KeyBank"), serves as lending agent for the Fund pursuant to a Securities Lending Agency Agreement that was approved by the Board. Under the Fund's current practices (which are subject to change), the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. Pursuant to an SEC exemptive order, KeyBank has entered into an arrangement with the Fund whereby KeyBank receives a fee based on a percentage of the net returns generated by the lending transactions. Under the Securities Lending Agency Agreement, KeyBank receives a pre-negotiated percentage of the net earnings on the investment of the collateral. The Fund will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Board.

Securities Lending Transactions. The Fund may from time to time lend securities from its portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations. KeyBank National Association, an affiliate of the Adviser ("KeyBank"), serves as lending agent for the Fund pursuant to a Securities Lending Agency Agreement that was approved by the Board. Under the Funds' current practices (which are subject to change), the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities. Pursuant to an SEC exemptive order, KeyBank has entered into an arrangement with the Fund whereby KeyBank receives a fee based on a percentage of the net returns generated by the lending transactions. Under the Securities Lending Agency Agreement, KeyBank receives a pre-negotiated percentage of the net earnings on the investment of the collateral. The Fund will not lend portfolio securities to: (a) any "affiliated person" (as that term is defined in the 1940 Act) of the Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate loans and regain the right to vote if that is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Board. The Fund will limit its securities lending to 33-1/3% of total assets.

Short Sales Against-the-Box. The Fund will not make short sales of securities, other than short sales "against-the-box." In a short sale against-the-box, the Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

When-Issued Securities. The Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a when issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objectives.

Delayed-Delivery Transactions. A Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund's other investments. Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

A Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Secondary Investment Strategies. In addition to the principal strategies described in the prospectus, the Fund may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations; and may, but is not required to, use derivative instruments.

DETERMINING NET ASSET VALUE ("NAV") AND VALUING PORTFOLIO SECURITIES.

The Fund's NAV is determined and the shares of the Fund are priced as of the valuation time indicated in the prospectus on each Business Day. A "Business Day" is a day on which the New York Stock Exchange, Inc. (the "NYSE") is open. The NYSE will not open in observance of the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Each equity security held by the Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq's Automated Confirmation Transaction ("ACT") System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on Nasdaq's ACT System is valued at the Nasdaq Official Closing Price ("NOCP"). Convertible debt securities are valued in the same manner as any equity security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be
determined   without  exclusive  reliance  on  quoted  prices  and  may  reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund's shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and the Fund's NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

PERFORMANCE.

From time to time, the "standardized yield," "distribution return," "dividend yield," "average annual total return," "total return," and "total return at NAV" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for shares of the Fund for the 1, 5 and 10-year period (or the life of the Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in the Fund are not insured; their yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the types of investments held and operating expenses.

Standardized Yield. The "yield" (referred to as "standardized yield") of the Fund for a given 30-day period is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

                  Standardized Yield = 2 [(a-b + 1)6 - 1]
                                           ---
                                           cd

The symbols above represent the following factors:

         a =  dividends and interest earned during the 30-day period.
         b = expenses accrued for the period (net of any expense reimbursements).
         c = the average daily number of shares outstanding during the 30-day period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

The standardized yield for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" described below.

Dividend Yield and Distribution Returns. From time to time the Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the dividends derived from net investment income during a one-year period. Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period. The distribution return for a period is not necessarily indicative of the return of an investment since it may include capital gain distributions representing gains not earned during the period. Distributions, since they result in the reduction in the price of Fund shares, do not, by themselves, result in gain to shareholders. The "dividend yield" is calculated as follows:

Dividend Yield            =     Dividends for a Period of One-Year
                                -----------------------------------
                                Max. Offering Price (last day of period)

Total Returns -- General. Total returns assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV and that the investment is redeemed at the end of the period. After-tax returns reflect the reinvestment of dividends and capital gains distributions less the taxes due on those distributions. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown in the prospectus.

Total Returns Before Taxes. The "average annual total return before taxes" of the Fund is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

                  (ERV/P)1/n-1 = Average Annual Total Return Before Taxes

The cumulative "total return before taxes" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                  ERV - P = Total Return Before Taxes
                  -------
                      P

Total Returns After Taxes on Distributions. The "average annual total return after taxes on distributions" of the Fund is an average annual compounded rate of return after taxes on distributions for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVD"), according to the following formula:

                  (ATVD/P)1/n-1 = Average Annual Total Return After Taxes on
                                  Distributions

Total Returns After Taxes on Distributions and Redemptions. The "average annual total return after taxes on distributions and redemptions" of the Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVDR"), according to the following formula:

                  (ATVDR/P)1/n-1 = Average Annual Total Return After Taxes on
                                   Distributions and Redemptions

The cumulative "total return after taxes on distributions and redemptions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

                  ATVDR - P = Total Return After Taxes on Distributions and
                       ----   Redemptions
                     P

From time to time the Fund also may quote an "average annual total return at NAV" or a cumulative "total return at NAV." It is based on the difference in NAV at the beginning and the end of the period for a hypothetical investment in the Fund (without considering front-end sales charges or contingent deferred sales charges "CDSCs")) and takes into consideration the reinvestment of dividends and capital gains distributions.

Other Performance Comparisons.

From time to time the Fund may publish the ranking of its performance or the performance of the Fund by Lipper, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Fund against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time the Fund may publish its rating by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon the Fund's three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns.
Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in the Fund may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectus. These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices. The Fund's total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund's investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). A Fund may also include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of the Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling toll free 800-539-FUND (800-539-3863).

Investors also may judge, and the Fund may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings such as those prepared by Dow Jones & Co., Inc., S&P, Lehman Brothers, Merrill Lynch and Salomon Smith Barney, in publications. In addition to yield information, general information about the Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager's investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to maintain a fixed price per share.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.

The NYSE holiday closing schedule indicated in this SAI under "Determining Net Asset Value ("NAV") And Valuing Portfolio Securities" is subject to change. When the NYSE is closed, trading is restricted for any reason other than its customary weekend or holiday closings or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests. The Fund's NAV may be affected to the extent that its securities are traded on days that are not Business Days. The Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee.

Purchasing Shares.

The Adviser or the Distributor, from its own resources, makes payments to various broker-dealers in connection with the sale or servicing of Fund shares sold or held through those broker-dealers.

Sample Calculation of Maximum Offering Price.

The Fund is sold and redeemed at NAV, without any initial sales charge or CDSC. As of March 30, 2005, the maximum offering price per share of the Fund was $10.00.

DIVIDENDS AND DISTRIBUTIONS.

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment. The Fund ordinarily declares and pays dividends from its net investment income. The Fund declares and pays capital gains dividends annually. The Fund declares and pays dividends quarterly.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

TAXES.

Information set forth in the prospectus that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Fund. The following is only a summary of certain additional income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the implications to shareholders and the discussions here and in the prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the prospectus and this SAI is based on tax law in effect on the date of the prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. As explained below, however, such carryforwards are subject to limitations on availability Under Code Sections 382 and 383, if the Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for November 2004 is 4.51%). The Fund will use its best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or has not already had, an ownership change. If the Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under "Fund Distributions" below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the "Income Requirement").

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if the Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Fund's shareholders.

In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code sections 1291 through 1298, the Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the Income Requirement described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions.

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund's gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by the Fund from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is (i) a PFIC, or (ii) a foreign personal holding company or a foreign investment company, will not constitute qualified dividends.

Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items). A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or
(3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares.

A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to "interest-related dividends" and "short-term capital gain dividends," ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend.

U.S. withholding tax generally would not apply to amounts designated by the Fund as an "interest-related dividend" or a "short-term capital gain dividend" paid with respect to years of the Fund beginning in 2005, 2006 or 2007. The aggregate amount treated as an interest-related dividend for a year is limited to the Fund's qualified net interest income for the year, which is the excess of the sum of the Fund's qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a "short-term capital gain dividend" is limited to the excess of the Fund's net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short-term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next tax year).

If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, the Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation, Local Tax Considerations.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

TRUSTEES AND OFFICERS.

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board, in accordance with the laws of the State of Delaware. There are currently eleven Trustees, ten of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees"). The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees and Advisory Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. In addition to the Trust, each Trustee oversees one portfolio in The Victory Variable Insurance Funds and each Trustee (other than Mr. Adcock, Ms. Beard and Ms. Haussler) oversees 20 portfolios in The Victory Portfolios.* The Victory Variable Insurance Funds and The Victory Portfolios are registered investment companies that, together with the Trust, comprise the Victory Fund Complex. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee's address is c/o The Victory Institutional Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.

                                  Position          Date                                                     Other
                                  Held with       Commenced           Principal Occupation           Directorships Held in
Name and Age                      the Trust        Service             During Past 5 Years              Public Companies
------------                      ---------        -------             -------------------              ----------------
Mr. David Brooks Adcock, 53       Trustee       February 2005  General Counsel, Duke University     Durham Casualty Co.,
                                                               and Duke University Health System.   Ltd.

Mr. Nigel D. T. Andrews, 57       Vice Chair    August 2003    Retired (since 2001); Managing       Great Lakes Chemical
                                  and Trustee                  Director (2000-2001), Internet       Corporation; Old Mutual
                                                               Capital Group (venture capital);     plc.
                                                               Executive Vice President
                                                               (1993-2000), GE Capital
                                                               (financial services).

Ms. E. Lee Beard, 53              Trustee       February 2005  President/Owner (since 2003) ELB     None.
                                                               Consultants; President, Chief
                                                               Executive Officer and Director
                                                               (1998-2003) Northeast Pennsylvania
                                                               Financial Corp. (full service
                                                               financial services); President,
                                                               Chief Executive Officer and
                                                               Director (1993-2003), First
                                                               Federal Bank (full service
                                                               financial services).

---------------
* Mr. Adcock, Ms. Beard and Ms. Haussler currently serve as Advisory Trustees of The Victory Portfolios. It is anticipated that each of these individals, as well as the other Trustees, will stand for election to serve as Trustees at a shareholder meeting of The Victory Portfolios expected to take place during the second quarter of 2005.


                                  Position          Date                                                     Other
                                  Held with       Commenced           Principal Occupation           Directorships Held in
Name and Age                      the Trust        Service             During Past 5 Years              Public Companies
------------                      ---------        -------             -------------------              ----------------
Ms. Jakki L. Haussler, 47         Trustee       February 2005  Chairman and Chief Executive         None.
                                                               Officer, Opus Capital Management,
                                                               Inc. (venture capital).

Ms. Frankie D. Hughes, 52         Trustee       August 2003    Principal and Chief Investment       None.
                                                               Officer, Hughes Capital
                                                               Management, Inc. (fixed income
                                                               asset management).

Ms. Lyn Hutton, 55                Trustee       August 2003    Executive Vice President and Chief   Chittenden Corporation.
                                                               Investment Officer, The Commonfund
                                                               for Nonprofit Organizations (since
                                                               January 2003); Vice President and
                                                               Chief Financial Officer, John D. &
                                                               Catherine T. MacArthur Foundation
                                                               (grant making) (June 1998-December
                                                               2002).

Dr. Thomas F. Morrissey, 70       Trustee       August 2003    Professor (Emeritus since 2004),     None.
                                                               Weatherhead School of Management,
                                                               Case Western Reserve University.

Ms. Karen F. Shepherd, 64         Trustee       August 2003    Member, Shepherd Properties, LC      UBS Bank USA.
                                                               and Vincent Shepherd Investments,
                                                               LC (real estate investments);
                                                               EMILY's List (political action
                                                               committee) (2002-2003); U.S.
                                                               Executive Director (1996-2002),
                                                               European Bank for Reconstruction
                                                               and Development.

Mr. Frank A. Weil, 74             Trustee       August 2003    Chairman, Abacus & Associates,       None.
                                                               Inc. (private investment firm).

Mr. Leigh A. Wilson, 60           Chair and     August 2003    Chief Executive Officer, New         Chair, PBHG Funds (18
                                  Trustee                      Century Living, Inc. (full service   portfolios).
                                                               independent living for senior
                                                               citizens); Director, The Mutual
                                                               Fund Directors  Forum, since 2004.

Interested Trustee.*

                                  Position          Date                                                     Other
                                  Held with       Commenced           Principal Occupation           Directorships Held in
Name and Age                      the Trust        Service             During Past 5 Years              Public Companies
------------                      ---------        -------             -------------------              ----------------
Mr. Roger Noall, 70               Trustee       August 2003    Retired (since February 2000);       Alleghany Corporation.
                                                               Executive (1997-2000), KeyCorp.

---------------
* Mr. Noall is an "interested person" of the Trust by reason of his prior relationship with KeyCorp.

The Board currently has an Investment Committee, a Business and Legal Committee, an Audit Committee, a Board Governance and Nominating Committee, an Agenda Committee and an Oversight Committee.

The members of the Investment Committee are Mr. Andrews (Chair), Ms. Shepherd (Vice Chair), Ms. Haussler, Ms. Hughes and Ms. Hutton. The function of the Investment Committee is to oversee the Funds' compliance with investment objectives, policies and restrictions, including those imposed by law or regulation.

The members of the Business and Legal Committee are Mr. Weil (Chair), Mr. Adcock, Ms. Beard, Dr. Morrissey and Mr. Noall. The function of the Business and Legal Committee is to oversee the performance of service providers under agreements with the Funds (other than the investment adviser and independent auditor) and to oversee compliance with Fund policies and procedures (other than investment-related policies and procedures).

The members of the Audit Committee are Dr. Morrissey (Chair), Mr. Adcock, Ms. Beard and Mr. Weil. The primary purpose of the Audit Committee is to oversee the Trust's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

The Board Governance and Nominating Committee consists of Mr. Andrews (Chair), Ms. Hughes, Ms. Hutton, Dr. Morrissey, Ms. Shepherd, Mr. Weil and Mr. Wilson. The functions of the Committee are to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Institutional Funds, 3435 Stelzer Road, Columbus, Ohio 43219. The Committee (or a designated Sub-Committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Funds or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair's sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Funds or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The Oversight Committee consists of the Chair of the Board, the Chair of the Audit Committee and another Trustee, as determined annually on a rotating basis. Currently, Mr. Wilson, Dr. Morrissey and Mr. Adcock serve on this Committee. The primary purpose of the Oversight Committee is to address issues involving conflicts of interest, ethics or other issues that may involve more than one Board Committee. The Oversight Committee also serves as the Qualified Legal Compliance Committee.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the period from August 2, 2004 (commencement of operations of the Trust) through October 31, 2004, the Board held three regular, two special and two telephonic meetings. Each of the Investment, Audit and Board Governance and Nominating Committees held three meetings, and the Business and Legal Committee held two meetings. The Oversight and Agenda Committees did not meet during this period.

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2004. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or Victory Capital Advisers, Inc. (the "Distributor") or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor. As of January 31, 2005, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Fund.

Independent Trustees.

                                                        Aggregate Dollar Range
                                                        of Ownership of Shares
                Dollar Range of Beneficial Ownership      of All Series of the
     Trustee            of Fund Shares                   Victory Fund Complex
     -------         ---------------                 ---------------------------
Mr. Adcock             None                              None
Mr. Andrews            None                              Over $100,000
Ms. Beard              None                              $10,001 -- $50,000
Ms. Haussler           None                              None
Ms. Hughes             None                              $50,001 -- $100,000
Ms. Hutton             None                              None
Dr. Morrissey          None                              Over $100,000
Ms. Shepherd           None                              Over $100,000
Mr. Weil               None                              None
Mr. Wilson             None                              Over $100,000


Interested Trustee.

                                                        Aggregate Dollar Range
                                                        of Ownership of Shares
                Dollar Range of Beneficial Ownership      of All Series of the
     Trustee            of Fund Shares                   Victory Fund Complex
     -------         ---------------                 ---------------------------
Mr. Noall              None                              Over $100,000

Remuneration of Trustees and Certain Executive Officers.

Effective January 1, 2005, the Victory Fund Complex pays each Trustee and Advisory Trustee@ an annual fee of $65,000 for overseeing the operations of each Fund in the Complex and an additional per meeting fee ($5,000 per in person and $2,500 per telephone meeting). For each additional meeting of the Board, above five, the Complex pays each Trustee and Advisory Trustee $3,000 ($1,500 for a telephone meeting). For any special Sub-Committee meetings, participating Trustees and Advisory Trustees receive $1,000. Also effective January 1, 2005, the Chair receives an additional annual retainer of $50,000.

The following table indicates the compensation received by each Trustee and Advisory Trustee from the Victory Fund Complex for the fiscal year ended October 31, 2004. No Trustee or Advisory Trustee received any compensation from the Trust during this period. As of October 31, 2004, there were 26 mutual funds in the Victory Fund Complex for which the Trustees and Advisory Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees or Advisory Trustees.

Independent Trustees.


                                     Total Compensation from the
           Trustee                       Victory Fund Complex
           -------                       --------------------
Mr. Adcock#                                              N/A

---------------
@ Mr. Adcock, Ms. Beard and Ms. Haussler serve as Advisory Trustees of The Victory Portfolios.

# Mr. Adcock, Ms. Beard and Ms. Haussler commenced service as Advisory Trustees on February 10, 2005.

                                     Total Compensation from the
           Trustee                       Victory Fund Complex
           -------                       --------------------

Mr. Andrews                                          $80,625

Ms. Beard#                                               N/A

Ms. Haussler#                                            N/A

Ms. Hughes                                            73,125

Ms. Hutton                                            75,625

Mr. Eugene J. McDonald*                               75,625

Dr. Morrissey                                         78,125

Ms. Shepherd                                          80,625

Mr. Weil                                              75,625

Mr. Wilson                                            91,425

Interested Trustees.


                                     Total Compensation from the
           Trustee                       Victory Fund Complex
           -------                       --------------------
Mr. Noall                                            $80,625

Mr. Donald E. Weston**                                50,604


Deferred Compensation

In addition to the compensation detailed above, each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex. Such amounts are held in accounts that mirror the performance of series of The Victory Portfolios, as selected by the Trustee. Currently, only Mr. Noall has elected to defer a portion of his compensation as a Trustee under this program. As of December 31, 2004 the value of Mr. Noall's deferred compensation was equal to approximately $161,000 as if invested in the Stock Index Fund and $150,000 as if invested in the Diversified Stock Fund.

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BISYS receives fees from the Trust as Administrator.

---------------
*     Mr. McDonald resigned from the Board on October 27, 2004.

**    Mr. Weston resigned from the Board on May 18, 2004.

                                               Date
                               Position with   Commenced
  Name and Age                 the Trust       Service         Principal Occupation During Past 5 Years
  ------------                 ---------       -------         ----------------------------------------
  Kathleen A. Dennis, 51       President       August 2003     Senior Managing Director of the Adviser.

  Ms. Irimga McKay, 45         Vice President  August 2003     Senior Vice President,  Client  Services,  BISYS Fund
                                                               Services.

  Ms. Cynthia Lee Lindsey, 46  Secretary       August 2003     Director of Client  Services (since October 2002) and
                                                               Director  of  Securities  Lending  (November  1997 to
                                                               October 2002), BISYS Fund Services.

  Mr. Jay G. Baris, 51         Assistant       August 2003     Partner, Kramer Levin Naftalis & Frankel LLP.
                               Secretary

  Ms. Alaina Metz, 37          Assistant       August 2003     Chief Administrative Officer, BISYS Fund Services.
                               Secretary

  Mr. Arthur A. Jensen, 38     Treasurer       February 2005   Vice  President  of  Financial  Services,  BISYS Fund
                                                               Services, since June 2001; Section Manager,  Northern
                                                               Trust Company, from 1999 to June 2001.

  Mr. Christopher E. Sabato,   Assistant       February  2005  Director of Financial Services,  BISYS Fund Services.
  36                           Treasurer

  Mr. Martin R. Dean, 41       Assistant       May 2004        Vice President, Compliance Services, BISYS Fund
                               Vice                            Services.
                               President and
                               Anti-Money
                               Laundering
                               Compliance
                               Officer

  Ms. Karen F. Haber, 52       Chief           August 2004     Chief Compliance  Officer of the Trust,  since August
                               Compliance                      2004;  Managing  Director of the Adviser until August
                               Officer                         2004.

ADVISORY AND OTHER CONTRACTS.

Investment Adviser.

One of the Fund's most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC. The Adviser is a wholly owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp. As of December 31, 2004, the Adviser and its affiliates managed assets totaling in excess of $53 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114. As of December 31, 2004, KeyCorp had an asset base of approximately $90.7 billion, with banking and trust and investment offices throughout the United States. McDonald Investments Inc., a registered broker dealer, is located primarily in the midwestern United States. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets. Its non-bank subsidiaries include investment advisory, securities brokerage, insurance and leasing companies.

The advisory fees payable by the Fund, as an annual percentage of its average daily net assets, amount to 0.60%.

The Agreement.

Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the "Agreement"), provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined under "Additional Information -- Miscellaneous") and, in either case, by a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Agreement is terminable at any time on 60 days' written notice without penalty by vote of a majority of the outstanding shares of the Fund, by vote of the Board, or by the Adviser. The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Considerations of the Board in Approving the Agreement. The Board approved the Agreement for the Fund on February 10, 2005. In determining whether it was appropriate to approve the Agreement, the Board requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by legal counsel to the Fund and by legal counsel to the Independent Trustees with respect to its deliberations. In considering the Agreement, the Board reviewed numerous factors with respect to the Fund in evaluating the fairness and reasonableness of the compensation to be paid to the Adviser:

      o     Services to be provided under the Agreement;

      o     Requirements of the Fund for the services provided by the Adviser;

      o     The quality of the services expected to be provided;

      o     Fees payable for the services;

      o     Total expenses of the Fund;

      o The Adviser's commitment to operating the Fund at competitive expense levels;

      o Soft-dollar and other service benefits expected to be received by the Adviser, including, sources of revenue to affiliates of the Adviser from the Fund through custodian and administration fees;

      o     Capabilities and financial condition of the Adviser; and

      o     Current economic and industry trends.

In addition, the Board reviewed an analysis prepared by an independent third party, comparing the Fund's expense ratio and advisory fee with comparable mutual funds.

General Conclusions

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the
Agreement was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the agreements for an initial two-year period on the basis of the foregoing review and discussions and the following considerations, among others:

o The fairness and reasonableness of the investment advisory fee to be payable to the Adviser under the Agreement in light of the investment advisory services to be provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies;

o The nature, quality and extent of the investment advisory services expected to be provided by the Adviser;

o The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience; and

o     The  overall  high  quality  of  the  personnel,   operations,   financial
      condition,   investment   management   capabilities,   methodologies   and
      performance of the Adviser.

Portfolio Managers.

This section includes information about the Fund's portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. The portfolio managers listed below manage all of the accounts indicated as a team.

Other Accounts

------------------------------------------------- --------------------------------- ------------------------------------
                                                                                         Number of Other Accounts
                                                  Number of Other Accounts (Total      (Total Assets)* Subject to a
                                                  Assets)*                                    Performance Fee
           Portfolio Management Team                   as of October 31, 2004             as of October 31, 2004
------------------------------------------------- --------------------------------- ------------------------------------
Mr.  Lawrence G. Babin, Mr. Paul D. Danes
           and Ms. Carolyn M. Rains
         Other Investment Companies                      1 ($27.3 million)                         None
.................................................. ................................. ....................................
         Other Pooled Investment Vehicles                5 ($699.3 million)                        None
.................................................. ................................. ....................................
         Other Accounts                                  75 ($2.8 billion)                   4 ($430 million)
------------------------------------------------- --------------------------------- ------------------------------------


In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Fund. As a result, these other accounts may invest in the same securities as the Fund. The SAI section entitled "Advisory and Other Contracts -- Portfolio Transactions" discusses the various factors that the Adviser considers in allocating investment opportunities among the Funds and other similarly managed accounts.

Fund Ownership

As of March 30, 2005, none of the Fund's portfolio managers owned any of the Fund's shares.

Compensation

Each of the Fund's portfolio managers receives from the Adviser a base salary plus an annual incentive bonus. A manager's base salary is dependent on the manager's level of experience and expertise. The Adviser monitors each manager's base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager's annual incentive bonus is based on the manager's performance results, not on assets under management. The Adviser establishes a "target" incentive for each portfolio manager based on the manager's level of experience and expertise in the manager's investment style. This target is set at a percentage of base salary, generally ranging from 40% to 100%. The performance results of the Fund and all similarly-managed accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies. The manager's performance versus the peer group then determines the final incentive amount, which generally ranges from zero to two times the "target," depending on results. For example, performance in the upper quartile may result in an incentive bonus that is two times the "target" while below-

---------------
*     Rounded to the nearest billion, or million, as relevant.

average performance may result in an incentive bonus as low as zero. Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and three year rolling performance. Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The  Fund's  portfolio   managers  shown  above  receive   long-term   incentive
compensation in the form of options on KeyCorp common stock. KeyCorp is the Adviser's parent company.

In addition to the compensation described above, each of the Fund's portfolio managers may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Fund.

Code of Ethics.

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund must conform. The Code of Ethics provides that investment personnel must refrain from certain trading practices and all access persons are required to report certain personal investment activities, including purchases or sales of securities that may be purchased or held by the Fund. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures.

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Fund hold (the "Proxy Voting Policy"). The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies only with a view to the best interests of the Fund's shareholders; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund's proxy voting records and the Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Trust's proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests. The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust's Policy or to recommend to the Adviser any proposed amendment to its Policy. The Proxy Voting Policies of the Trust and of the Adviser are included in this SAI at Appendix B.

The Trust's Proxy Voting Policy provides that the Fund, in accordance with SEC rules, annually will disclose on Form N-PX the Fund's proxy voting record. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, as well as that for all such periods ended June 30, 2004 or later, is available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC's website at www.sec.gov.

Portfolio Transactions.

Subject to the consideration of obtaining best execution, brokerage commissions generated from client transactions may be used to obtain services and/or research from broker-dealers to assist in the Adviser's investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

It is the policy of the Adviser to obtain the "best execution" of its clients' securities transactions. The Adviser strives to execute each client's securities transactions in such a manner that the client's total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect prevailing market rates. In addition, the Adviser will consider the full range and quality of a broker's services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Quarterly, the Adviser's research analysts and portfolio managers will participate in a broker vote. The Adviser's Equity Trading Desk will utilize the vote results during the broker selection process.

Investment decisions for each Fund are made independently from those made for the Instiutional Liquid Reserves Fund or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Fund. The Adviser may combine transaction orders ("bunching" or "blocking" trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

      o Fairness to clients both in the priority of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

      o     Allocation of all orders in a timely and efficient manner.

In some cases, "bunching" or "blocking" trades may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and personal employee accounts) is permissible. No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser's Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Orders are processed on a first-come, first-serve basis. The Adviser may not have two competing orders in the market. Therefore, if a client directed brokerage trade is the first to reach the trading desk, that trade must be executed before the next trade on the desk can be processed. This trading process may help/hurt the Fund dependent upon market conditions. Any new trade that can be blocked with an existing open order will be added to the open order to form a larger block. Where a large block execution is being executed over the course of several days, traders may, in their discretion, execute small orders in the same security that are entered after the block execution has been initiated. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g. non-pro rata) only if all client accounts receive fair and equitable treatment.

 All managed accounts participating in a block execution shall receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Managed accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods maybe used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Fund.

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time."

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, KeyBank or their affiliates, or BISYS or its affiliates and will not give preference to KeyBank's correspondent banks or affiliates, or BISYS with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements. From time to time, when determined by the Adviser to be advantageous to the Fund, the Adviser may execute portfolio transactions through McDonald. McDonald is an affiliate of KeyBank. All transactions with McDonald must be completed in accordance with procedures approved by the Board. The percentage of trades executed through McDonald for the Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by McDonald are consistent with best execution.

Disclosure of Portfolio Holdings

The prospectus describes the times at which the Fund's portfolio holdings are published. In addition, the Fund may selectively disclose its portfolio holdings prior to publication to third parties, including, but not limited to, the Distributor, Administrator, Custodian, Transfer Agent, Pricing Agent, Fund
Accountant, Independent Auditors, Proxy Voting Agent, under the following conditions. Prior to disclosure, the President of the Trust must conclude that there is a "legitimate business reason" for such disclosure and the third party must agree in writing to: (a) limit the use of the portfolio holdings to the approved "legitimate business reason;" (b) keep the portfolio holdings confidential; and (c) prohibit its employees from trading based upon that information in accounts in which they have a beneficial interest. In addition, this agreement must describe any compensation to be paid to the Fund or any "affiliated person" of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any "affiliated person" of the Adviser or Distributor.

The Board and the Trust's Chief Compliance Officer ("CCO") review the adequacy and effectiveness of this policy (and any related procedures) at least annually. Also, the Board will consider any changes to the policy and procedures recommended by the CCO. The Adviser (and other service providers) may establish additional procedures to implement this policy. These additional procedures may be changed without the approval of the Board.

Administrator.

BISYS Fund Services, Inc. (the "Administrator") serves as administrator to the Fund pursuant to an administration agreement with the Trust dated August 1, 2004 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Fund (other than those performed by the Adviser under its agreement), subject to the supervision of the Board.

For the services rendered to the Fund and related expenses borne by BISYS, the Fund Complex pays BISYS an annual fee, computed daily and paid monthly, at the following annual rates based on the average daily net assets of the Fund: 0.03% for the first $100 million in assets and 0.02% for all assets exceeding $100 million. BISYS may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of one or more of the Fund available for distribution to shareholders.

Unless sooner terminated, the Administration Agreement will continue in effect as to the Fund for a period of two years and for consecutive two-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of the Fund and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard of its obligations and duties thereunder.

Under the Administration Agreement, the Administrator assists in the Fund's administration and operation, including providing statistical and research data, clerical services, internal compliance and various other administrative services, including among other responsibilities, forwarding certain purchase and redemption requests to the transfer agent, participation in the updating of the prospectus, coordinating the preparation, filing, printing and dissemination of reports to shareholders, coordinating the preparation of income tax returns, arranging for the maintenance of books and records and providing the office facilities necessary to carry out the duties thereunder. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

Distributor.

Victory Capital Advisers, Inc. (the "Distributor"), located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement with the Trust dated August 1, 2004. The Distributor is not affiliated with the Adviser but is affiliated with BISYS Fund Services, Inc., the Fund's administrator. Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to the Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Transfer Agent.

BISYS  Fund  Services  Ohio,  Inc.  ("BISYS"),  located  at 3435  Stelzer  Road,
Columbus, Ohio 43219, serves as transfer agent for the Fund pursuant to a transfer agency agreement with the Trust dated August 1, 2004. Under its agreement with the Fund, BISYS has agreed to (1) issue and redeem shares of the Fund; (2) address and mail all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Fund's operations. Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171 serves as the dividend disbursing agent and shareholder servicing agent for the Fund, pursuant to a Sub-Transfer Agency and Service Agreement dated August 1. 2004.

Rule 12b-1 Distribution and Service Plan.

 "Defensive" Rule 12b-1 Plan. The Trust has adopted a "defensive" Rule 12b-1 Plan on behalf of the Fund. The Board has adopted this Plan to allow the Adviser and the Distributor to incur certain expenses that might be considered to constitute indirect payment by the Fund of distribution expenses. No separate payments are authorized to be made by the Fund pursuant to the Plan. Under this Plan, if a payment to the Adviser of management fees or to the Distributor of administrative fees should be deemed to be indirect financing by the Trust of the distribution of Fund shares, such payment is authorized by the Plan.

This Plan specifically recognizes that the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Fund. In addition, the Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares, or to third parties, including banks, that render shareholder support services.

This Plan has been approved by the Board. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and have determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. In particular, the Board noted that the Plan does not authorize payments by the Fund other than the advisory and administrative fees authorized under the investment advisory and administration agreements. To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Fund's shares may result. Additionally, certain shareholder support services may be provided more effectively under the Plan by local entities with which shareholders have other relationships.

Fund Accountant.

BISYS Fund Services Ohio, Inc. serves as Fund Accountant for the Fund pursuant to a fund accounting agreement with the Trust dated August 1, 2004. The Fund Accountant calculates the Fund's NAV, the dividend and capital gain distribution, if any, and the yield. The Fund Accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. The Fund Accountant is entitled to receive an annual fee of $25,000 from the Fund.

Custodian.

Cash and securities owned by the Fund are held by Bank of New York as custodian pursuant to a Custodian Agreement dated August 2, 2004. Bank of New York is located at One Wall Street, 4th Floor, New York, New York, 10286. Under the Custodian Agreement, Bank of New York (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust's operations. Bank of New York may, with the approval of the Fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Bank of New York shall remain liable for the performance of all of its duties under the Custodian Agreement.

Cash and securities owned by the Fund are held by Under this Agreement, Bank of New York (1) maintains a separate account or accounts in the name of the Fund;
(2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust's operations. Bank of New York may, with the approval of the Fund and at the custodian's own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that Bank of New York shall remain liable for the performance of all of its duties under the Custodian Agreement.

Independent Registered Accounting Firm.

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, serves as the Trust's independent registered accounting firm.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, is the counsel to the Trust.

Expenses.

The Fund bears the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectus for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings and any extraordinary expenses incurred in the Fund's operation.

ADDITIONAL INFORMATION.

Description of Shares.

The Trust is a Delaware statutory trust. The Trust's Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, par value $0.001.

The Trust Instrument authorizes the Board to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion. When issued for payment as described in the prospectus and this SAI, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of each series are entitled to receive the assets available for distribution belonging to the series and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Principal Holders of Securities.

On March 30, 2005, KeyCorp, the Adviser's corporate parent, owned 100% of the Fund's outstanding shares. As a result, KeyCorp may be deemed to control the Fund.

Shareholders of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote ("share-based voting"). Alternatively (except where the 1940 Act requires share-based voting), the Board in its discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders vote as a single class on all matters except that (1) when required by the 1940 Act, shares shall be voted by individual series or class, and (2) when the Board has determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act (i.e., persons who have been shareholders for at least six months and who hold shares having a NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series of the Trust affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of the series will be required in connection with a matter, the series will be deemed to be affected by a matter unless it is clear that the interests of series in the matter are identical, or that the matter does not affect any interest of the series. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to the series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Trust is organized as a Delaware statutory trust. The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the funds or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Miscellaneous.

As used in the prospectus and in this SAI, "assets belonging to a fund" (or "assets belonging to the Fund") means the consideration received by the Trust upon the issuance or sale of shares of the Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Board. The Board may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Board in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Board and will be in accordance with generally accepted accounting principles. Determinations by the Board as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the prospectus and in this SAI, a "vote of a majority of the outstanding shares" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust. The prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the prospectus and this SAI.

APPENDIX A.

Description of Security Ratings

The NRSROs that the Adviser may utilize with regard to portfolio investments for the Fund include Moody's, S&P and Fitch, Inc. ("Fitch"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that the Adviser may utilize and the description of each NRSRO's ratings is as of the date of this SAI and may subsequently change.

Moody's

         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the long-term debt ratings by Moody's (Moody's applies numerical modifiers (e.g., 1, 2 and 3) in each rating category to indicate the security's ranking within the category. For example, a rating of A-3 is considered to be within the A rating and the Fund that has a policy of investing in securities with ratings of A or above may invest in A-1, A-2, or A-3 rated securities.

Aaa -- Bonds and preferred stock rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds and preferred stock rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, or the fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A -- Bonds and preferred stock rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. The factors that give security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds and preferred stock rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, possess speculative characteristics as well.

Moody's assigns ratings to individual long-term debt securities issued from MTN programs, in addition to indicating ratings for medium-term note (MTN) programs themselves

Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the following characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program;

o Notes containing features that link the cash flow and/or market value to the credit performance of any third party or parties.

o     Notes allowing for negative coupons, or negative principal.

o Notes containing any provision that could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. As with all ratings, Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium term note program.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit). The following describes Moody's short-term debt ratings.

Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 -- Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o        Leading market positions in well-established industries.

o        High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 -- Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 -- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime -- Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

         Speculative Grade Liquidity Ratings. Moody's Speculative Grade Liquidity ratings are opinions of an issuer's relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity ratings are assigned to speculative grade issuers that are by definition Not-Prime issuers.

SGL-1 -- Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 -- Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer's ability to access committed sources of financing is highly likely based on Moody's evaluation of near-term covenant compliance

S&P

         Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds). The following describes the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification. For example, a rating of A- is considered to be within the A rating and the Fund that has a policy of investing in securities with ratings of A or above may invest in A1 rated securities.

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o     Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated `AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or minus (-) -- The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

L -- Ratings qualified with `L' apply only to amounts invested up to federal deposit insurance limits.

p -- The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

pi -- Ratings with a `pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a `pi' subscript. Ratings with a `pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

t -- This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

         Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit). The following describes S&P's short-term debt ratings.

A-1 -- A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet Its financial commitment on the obligation Is satisfactory.

Fitch

         International Long-Term Credit Ratings

                  Investment Grade

AAA -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity Is highly unlikely to be adversely affected by foreseeable events.

AA -- Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A -- High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments Is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         International   Short-Term  Credit  Ratings.  The  following  describes
Fitch's two highest short-term ratings:

F1. Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         Notes to Long- and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' category or to categories below `CCC'

`NR' indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

APPENDIX B.

Proxy Voting Policies and Procedures

                             The Victory Portfolios
                         The Victory Institutional Funds
                      The Victory Variable Insurance Funds

                      Proxy Voting Policies and Procedures

The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds (the "Trusts") each have adopted these Proxy Voting Policies and Procedures ("Policies") to:

      o ensure that they vote proxies in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments;

      o address any conflicts that may arise between shareholders on the one hand; and "affiliated persons" of the Funds or of Victory Capital Management Inc. ("Victory Capital Management") or the principal underwriter of the Funds (or their affiliates) (all referred to as "Affiliated Persons") on the other;

      o provide for oversight of proxy voting by the Boards of Trustees of the Trusts, and

      o provide for the disclosure of the Funds' proxy voting records and these Policies.

I.    Delegation to Victory Capital Management

The Trusts hereby delegate the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to Victory Capital Management in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Victory Capital Management's Proxy Voting Policy and Procedures (the "Procedures") and have determined that they are reasonably designed to ensure that Victory Capital Management will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests. The Procedures (attached as Exhibit A), are adopted as part of these Policies. The Boards of Trustees must approve any material change in the Procedures before they become effective with respect to the Portfolios.

II.   Disclosure

A.    Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the "SEC") on Form N-PX (or such other form as the SEC may designate) each Fund's proxy voting records for the most recent twelve-month period ended June 30 (the "Voting Records"). The Funds will make their proxy voting records available without charge upon request by calling a toll free number after filing the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

      o     the name of the issuer of the portfolio security

      o     the exchange ticker symbol of the portfolio security

      o     the CUSIP number for the portfolio security

      o     the shareholder meeting date

      o     a brief identification of the matter voted upon

      o whether the matter was proposed by the issuer or by a security holder

      o     whether the Portfolio cast a vote and, if so, how the vote was cast

      o     whether the vote cast was for or against management of the issuer

B.    Disclosure the Policies and How to Obtain Information

      1. Description of the policies. The Funds' statement of additional information ("SAI") shall describe these Policies, including the Procedures.

      2. How to obtain a copy of the Policies. The Funds shall disclose in all shareholder reports that a description of these Policies is available

            o     without charge, upon request, by calling a toll-free number;
                  and

            o     at the SEC's website, www.sec.gov.

      3. How to obtain a copy of proxy votes. The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

            o     without charge, upon request, by calling a toll-free number;
                  and

            o     at the SEC's website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.  Review by Trustees

Victory Capital Management shall report to the Trustees, at least annually, the Voting Records of the Funds in a form as the Trustees may request. This report shall:

      o describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

      o summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Adviser's Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted: August 5, 2003
Revised: August 11, 2004
Adopted: February 10, 2005 for The Victory Institutional Funds

Exhibit A to Proxy Voting Procedures of The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds

                     VICTORY CAPITAL MANAGEMENT INC. POLICY


Section: Investments - General                      Policy No. H. 1-2

Effective Date: April 17, 1997

                               Proxy Voting Policy

         When VICTORY's accounts hold stock which VICTORY will vote in a fiduciary capacity, its voting obligations must be exercised in accordance with
(1) the direction and guidance, if any, provided by the document establishing the account relationship, and (2) principles of fiduciary law which require the fiduciary to act in the best interests of the account. Thus, in voting such stock, VICTORY will exercise the care, skill, prudence, and diligence under the circumstances that a prudent person would use considering the aims, objectives, and guidance provided by the client.

         In general, this will call for the voting of stock consistent with the best interests of the account, including long-term and short-term economic interests. In considering the best interests of the account, VICTORY will take into account, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities, potential legal issues arising from the proposal, and the effect of the proposal on future prospects of the issuer), the makeup of the issuer's board of directors, including the number and quality of both management and non-management directors, the likelihood of a change in such makeup or quality of directors, the necessity of providing the directors with sufficient tools and flexibility to properly discharge their duties as directors, the desirability of providing directors with sufficient time to carefully consider any proposals made to the issuer that might significantly affect the result or nature of activities or ownership of the issuer, and the quality of communications from the corporation to its shareholders.

         Where VICTORY has an obligation to vote, (1) all stock, by proxy or in person, will be voted, (2) a written record of such voting will be kept by VICTORY or its designated affiliate, and (3) the Proxy and Corporate Activities Committee will supervise the voting of stock (subject to the review of VICTORY's Chief Investment Officers and senior management of the Bank or Trust Company) and will establish procedures to carry out this function consistent with the foregoing principles.


                             Proxy Voting Procedure

         The Proxy and Corporate Activities Committee (the "Committee") determines how proxies are to be voted and/or recommended to be voted in those instances where VICTORY has a holding of the security for which it has sole or shared authority to vote proxies. The Committee will maintain a record of proxy voting determinations, together with all proxy proposals, including shareholder proposals and proposals included in dissident proxy materials. Decisions will be made exclusively in accordance with the economic interests, both long- and short-term, of the account. Except where required under the terms of the governing instrument, social interests shall not be among the criteria employed by the Committee. VICTORY's investment research department's opinion concerning the management and prospects of the issuer may be taken into account, where appropriate, with special consideration given to the Master List issuers held in VICTORY's model portfolios. Insufficient information or vague or ambiguous wording may indicate that a vote against a proposal is appropriate even though the Committee agrees with the principle of the proposal. In considering anti-takeover provisions, consideration may be given to whether or not the proposal is part of a package of anti-takeover proposals or whether other anti-takeover measures are already in place.

         The following proposals are generally approved:

            1.    Election of management's nominees for Directors.

            2.    Appointment of Auditors.

            3.    Change in the date or location of annual meetings.

            4. For investment companies, continuation of company management, investment adviser or distribution contracts.

            5. Transaction of such other business as may properly come before the meeting.

            6.    Receiving and/or approving financial reports.

            7.    Indemnification of Directors.

            8.    Stock splits and stock dividends.

            9.    Authority to issue additional debt.

            10.   Change in the number of authorized common shares.

            11.   Corporate name change.

            12.   Change in investment company agreements with advisers.

            13. Stock option plans, unless exercise price is less than the market price at the time of the grant or dilution under the plan would exceed 10

            14.   Removal of a Director only for cause.

            15.   Waiver of preemptive rights.

            16. Fair pricing amendments unless accompanied by a super-majority provision in excess of two-thirds.

            17.   Equal access proposals.

            18.   Technical amendments to by-laws or charters.

            19.   Share repurchases.

            20.   Spin-offs.

         The following proposals are generally opposed:

            1. Creation of a second class of stock with unequal voting rights.

            2. Fair pricing provisions when accompanied by a super-majority provision in excess of two-thirds.

            3. Amendment to bylaws by Board of Directors without shareholder approval.

            4. Elimination of shareholder right to call a special meeting or requiring more than 25 % of shareholders to call a special meeting.

            5.    Elimination of shareholder action by written consent.

            6.    "Stakeholder" proposals.

            7.    Loans or guarantees of loans to officers and Directors.

            8.    Super-majority provisions in excess of two-thirds.

            9. A greater vote requirement to repeal a provision than to adopt it.

            10.   Change to cumulative voting.

         There is no general policy with respect to the following proposals which shall be evaluated on a case-by-case basis:

            1.    Change in the state of incorporation.

            2.    Mergers or other combinations.

            3.    Authorization of "blank check" preferred stock.

            4.    Golden parachutes.

            5.    Proposals to opt out of state anti-takeover laws.

            6.    Prohibition of greenmail.

            7.    Change in the number of directors.

            8.    Approval of poison pill plan.

            9.    Confidential voting.

            10.   Shareholder proposal to de-classify Board of Directors.

         When the Committee decides to vote against a proposal which is generally approved or to vote in favor of a proposal which is generally opposed, the reason for the exception will be recorded.


         The following is a discussion of selected proxy proposals which periodically are considered at annual meetings and VICTORY's general position with regard to such proposals:

            1. Eliminate preemptive rights: Generally in favor. Preemptive rights may result in a loss of financing flexibility and could prevent management from raising capital advantageously. There is potential for abuse if new equity securities are issued at a discount to the market price of existing securities. This may result in a transfer of value from existing to new shareholders. However, instances of abuse are unusual and there are expenses involved in issuing securities on a preemptive basis.

            2. Indemnification of directors, i.e., limiting or eliminating liability for monetary damages for violating the duty of care:
                  Generally in favor. Indemnification is generally necessary to attract qualified Board nominees in a litigious corporate environment. Monetary liability generally is not eliminated or limited for any breach of duty of loyalty, acts or omissions not in good faith, and any transactions in which the director derived an improper personal benefit.

            3. Cumulative voting: Generally opposed. Cumulative voting may prevent the majority of shareholders from electing a majority of the board. Cumulative voting requires less votes to obtain a board seat. Therefore it promotes single interest representation on the Board, which may not represent the interest or concerns of all shareholders.

            4. Executive stock option plans: Generally opposed if exercise price is below market price or if dilution under the plan would be greater than 10%, particularly if the company is mature or executive compensation is excessive. For rapidly growing, cash-short issuers where executive salaries are reasonable, may approve a plan where dilution exceeds 10%. Generally in favor of change of control provisions.

            5. Shareholder action by written consent: Generally opposed to proposals to restrict or prohibit shareholders' ability to take action by written consent. Shareholders may lose the ability to remove directors or initiate a shareholder resolution if they have to wait for the next scheduled meeting.

            6. Shareholder right to call a special meeting: Generally opposed to proposals to eliminate the right of shareholders to call a special meeting or to require the petition of more than 25% of shareholders to call a special meeting. Shareholders may lose the right to remove directors or initiate a shareholder resolution if they cannot take action until the next regularly scheduled meeting.

         This is especially troublesome if shareholders do not have the right to act by written consent.

            7. Super-majority vote requirements: Generally opposed to proposals requiring that a vote of more than two-thirds be required to amend any bylaw or charter provision, or approve a merger or other business combination. Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

            8. Unequal voting rights: Generally opposed. Voting rights are valuable.

            9. Anti-greenmail provision: No general policy. Favor equal treatment for all shareholders, but anti-greenmail provisions may severely limit management's flexibility, for example, with respect to share repurchase programs or ability to issue shares such as General Motor's Class E and H with special features.

            10. Approval of Poison Pills: No general policy. The Company would generally be opposed when poison pills are utilized to prevent takeover bids that would be in the best interest of shareholders. Certain shareholder rights plans, however, protect the interest of shareholders by enabling the Board to respond in a considered manner to unsolicited bids.

            11. Blank-check preferred stock: No general policy. Does provide flexibility in financing but also can be used as an entrenchment device. Can be used as a poison pill when distributed to stockholders with rights attached or can be issued with superior voting rights to friendly parties.

            12. Classified Boards of Directors: No general policy. Classified boards do provide stability and continuity; but, if someone wins a proxy fight and replaces a third of the directors, because of the difficulties involved in running the issuer with a Board of Directors that is a third hostile and because the vote would be seen as a loss of confidence in management, the remaining original directors might put the issuer up for sale or accommodate the wishes of the dissident group. A staggered board could mean that a director who failed to attend meetings or who voted in favor of actions which were harmful to shareholders could not be removed for up to three years.

            13. Confidential voting: No general policy. Confidential voting eliminates the opportunity for management to apply pressure to institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor's "Avon Letter" and the Department of Labor's investigation of proxy voting violations in 1988 may have lessened the need for confidential voting.

            14. Fair price provisions: No general policy. Generally opposed to when accompanied by super-majority provision, i.e., a clause requiring a super majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds. Also generally opposed if the pricing formula is such that the price required is unreasonably high; designed to prevent two-tier, front-end-loaded hostile tender offer; since no shareholder wants to get caught in the second tier, they act selfishly and tender their shares in the first tier, so that effectively all shareholders are coerced into accepting the offer.

            15. Golden parachutes: No general policy. It would be difficult for an issuer considered likely to be taken over to attract and retain top managers without severance payments for involuntary termination or significant reduction in compensation, duties or relocation after a change in control. However, the value of parachutes should not be excessive.

            16. Reincorporation: No general policy. Should examine whether change of state of incorporation would increase the capacity of management to resist hostile takeovers.


                                      B-7